Exhibit 1.01

F5 Networks, Inc.
Conflict Minerals Report
Year Ended December 31, 2014

Introduction
This Conflict Minerals Report (the Report) for F5 Networks, Inc. ("F5 Networks," the "Company," "we," "us," and "our") is presented for the reporting period from January 1, 2014 to December 31, 2014 to comply with Rule 13p-1 (the Rule) under the Securities Exchange Act of 1934. For the purpose of the Reasonable Country of Origin Inquiry (RCOI), we initiated supply chain inquiries in July 2014 and continued to receive data through April 2015. F5 Networks maintains an ongoing data gathering and refresh program to ensure up to date data is captured throughout the year. For the purpose of this report, conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (3TG).
If any conflict minerals are necessary to the functionality or production of a product manufactured by a registrant or contracted by a registrant to be manufactured, then:
If the registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the Covered Countries), or from recycled and scrap sources, they must submit a Form SD which describes the RCOI completed.
If the registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals' source and chain of custody. The registrant must annually submit a Conflict Minerals Report (CMR), to the SEC that includes a description of those due diligence measures.
The report presented herein is not audited as the Rule provides that if a registrant's products are “DRC conflict undeterminable” in reporting years 2013 and 2014, the CMR is not subject to an independent private sector audit.
1. Company Overview
F5 Networks is the leading developer and provider of software-defined application services. The Company’s core technology is a full-proxy, programmable, highly-scalable software platform called TMOS, which supports a broad array of features and functions designed to ensure that applications delivered over Internet Protocol (IP) networks are secure, fast and available. The Company’s TMOS-based offerings include software products for local and global traffic management, network and application security, access management, web acceleration and a number of other network and application services. These products are available as modules that can run individually or as part of an integrated solution on the Company’s high-performance, scalable, purpose-built BIG-IP appliances and VIPRION chassis-based hardware, or as software-only Virtual Editions. The Company also offers DDoS protection, application security and other application services by subscription on its cloud-based Silverline platform. In connection with its products, the Company offers a broad range of support services including consulting, training, installation and maintenance.
2. Hardware Product Overview
All of our purpose-built hardware products are designed to enhance the performance of our software. Currently we offer two types of hardware configurations: BIG-IP appliances; and our chassis-based VIPRION products. Both BIG-IP and VIPRION run TMOS and support all of our product software modules. We also sell specialty appliances that integrate specific software services and are only available as standalone products.
3. Supply Chain Overview
We rely upon our suppliers to provide material declarations and information on the origin of 3TG contained in components and materials supplied to us, including materials and 3TG that are supplied to them from sub-tier suppliers.
We have adopted the standard Conflict Minerals Reporting Template (CMRT) developed by the Conflict Free Sourcing Initiative (CFSI) and requested that all suppliers complete the form. Suppliers that are known or suspected to provide components that contain 3TG were considered undetermined unless a completed CMRT form was received. Suppliers known not to use metal in products sourced by F5 Networks were asked to provide a CMRT form, even if only to state no use. In cases where these suppliers did not provide a CMRT form but a material declaration is on file demonstrating no 3TG use, they were

Exhibit 1.01

considered conflict mineral free. Packaging suppliers are excluded from the Rule, and though we have asked for CMRT forms, they are excluded from this declaration and the data provided herein.
We contracted with GreenSoft Technologies, Inc. (GreenSoft) to gather data from our suppliers, as well as provide to our suppliers training on the reporting rules and guidance on completing the CMRT form. This is the second year of the partnership with GreenSoft, and we have increased the number of suppliers responding as well as the completeness of the data within those responses.
4. Reasonable Country of Origin Inquiry and Conflict Mineral Status
The above SEC defined conflict minerals, which are tin, tantalum, tungsten, and gold (3TG) are necessary to the functionality of our products. Therefore, the products we manufacture are subject to the reporting obligations of Rule 13p-1.
After conducting a good faith RCOI for calendar year 2014, we have concluded that our supply chain remains “DRC Conflict Undeterminable." We have reached this conclusion for two reasons:

•	We were unable to determine the origin of all of the 3TG used in our products.

•
Our supply chain includes smelters sourcing materials from the Covered Countries, however, we have determined to the best of our ability that those identified smelters are certified as conflict free, or are in the process of becoming certified.

Many of our suppliers have not yet completed their own country of origin inquiries. We are continuing to follow up with all suppliers, leveraging industry tools such as the CFSI. By the end of the 2015 reporting period, we will require our suppliers using 3TG to provide a completed and thorough CMRT form (or comparable) and any material sourced from the Covered Countries to be certified conflict free.
5. Due Diligence Program
5.1 Conflict Minerals Policy
The Dodd-Frank Consumer Protection and Wall Street Reform Act (the Dodd-Frank Act) included provisions requiring public companies to conduct due diligence and make certain disclosures regarding use, if any, of the following “conflict minerals” originating in the Democratic Republic of the Congo and adjoining countries: tin, tantalum, tungsten and gold. The Dodd-Frank Act found that the exploitation and trade of these conflict minerals were helping to finance extreme levels of violence and contributing to an emergency humanitarian situation in that region. These conflict minerals are frequently used in the manufacture of certain electronic products. We support industry efforts to move toward a conflict mineral-free electronics supply chain. We are working closely with our contract manufacturers and key suppliers to examine the supply chain for our products and identify components, if any, which may contain conflict minerals. Our goal will be to ensure and verify that these components do not come from implicated conflict mineral zones.
5.2 Due Diligence Process
5.2.1 Design of Due Diligence Process
We contract the gathering of conflict minerals data from our supply chain to GreenSoft Technologies, Inc. Data management and due diligence at GreenSoft has been developed to conform with the Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (OECD Guidance). Specific procedures, including internal procedures and GreenSoft Technologies’ process can be obtained from F5 Networks at corpresponsibility@f5.com.
5.2.2 Location of Conflict Minerals Policy
Our conflict minerals policy is available on our website at https://f5.com/about-us/our-story/corporate-social-responsibility.
5.2.3 Internal Team
We have established an internal team of representatives from the Manufacturing and Financial Reporting departments to manage the due diligence and reporting on conflict minerals.
5.2.4 Supplier Engagement
With respect to the OECD requirement to strengthen engagement from suppliers, we have engaged a third party data collection and software vendor, GreenSoft Technologies, Inc., to provide training and outreach to suppliers, as well as collect and validate supplier responses. GreenSoft provides a software product, GreenData Manager, which completes a rollup of all collected

Exhibit 1.01

CMRT forms. Standard procedures for corrective action or phasing out of suppliers not found to be DRC conflict free are currently in development.
5.2.5 Escalation Procedure
In the event a supplier does not respond to GreenSoft's requests on our behalf, we will follow up with the supplier to attempt to gather a CMRT form. If only a declaration is received, the content of the declaration is converted by GreenSoft to the CMRT format for upload to GreenData Manager. F5 Networks also collects full material declaration from suppliers. If material declarations demonstrate no conflict minerals are used by a given supplier and no conflict mineral document is received from that supplier, a CMRT form is generated by F5 Networks for that supplier based on the non-use information from the material declarations.
5.2.6 Maintain Records
We maintain data records in GreenSoft's GreenData Manager. The program stores current and former CMRT forms from suppliers to maintain traceability.
5.3 Steps to Strengthen Due Diligence Program and Mitigate Risk
As the amount of data grows in the supply chain, many aspects of the program were first iterations upon which we intend to improve.

•
Finalize procedures for escalation, data validation, and declaration. As data incoming from the supply chain has increased, relatively simple procedures from 2013 were not adequate to address all areas of concern. After completing the 2014 declaration, updated procedures will be added to the conflict minerals SOP document.

•	Publish updated conflict minerals policy, consistent with all parts of OECD guidance.

•	Implement contractual provisions with clear requirements for suppliers.

•	Carry out an independent third party audit. As our data becomes more complete and our structure more robust, we will have performed an independent third party audit of our due diligence processes.
5.4 Grievance
Parties that have concerns or wish to dispute the findings of this supply chain due diligence may contact F5 Networks. Parties have the option to do so anonymously.
F5 Networks
401 Elliott Ave West
Seattle WA, 98109
corpresponsibility@f5.com
6. Identify and Assess Risks in the Supply Chain
Because we use a variety of suppliers, with many parts purchased through distributors or our contract manufacturer, Flextronics, it is difficult to identify actors downstream from our direct suppliers. As such, we rely on data provided by our suppliers and the assessment of that data to identify risks.
6.1 Due Diligence Process
We conducted a survey of F5 Networks’ active suppliers described above using the template developed by the Conflict Free Sourcing Initiative (CFSI). The form, known as the Conflict Minerals Reporting Template (CMRT) was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on CFSI’s website. The CMRT form is being widely adopted by companies in their due diligence processes related to conflict minerals.
6.2 Survey Responses
F5 Networks elected to survey our entire approved materials list for conflict minerals. Because purchasing of some parts is managed by Flextronics, we do not always know the exact content of our built products. However because we maintain design control, we can exercise due diligence on all possible parts and therefor covering all potential sources of 3TG in our products.

Exhibit 1.01

In some cases, rather than provide data, suppliers responded that no purchases had been made by F5 Networks or Flextronics during the reporting period. In this case when verified by Flextronics, the supplier was excluded from the conflict minerals report as no purchase was made.
The survey was conducted by GreenSoft from July 2014 through April 2015. Closing of some gaps in survey results and follow up were completed by F5 Networks. All survey responses were loaded into GreenSoft's GreenData Manager. A completed rollup is included in this report.
6.3 Efforts to Determine Country of Origin
F5 Networks adopted the methodology outlined by the CFSI, which meets OECD guidelines. We have determined that the smelters and refiners we gathered from our supply chain shall represent the most reasonable known mine of origin information available. In some cases, those smelters and refiners list specific mines from which their material is sourced. Through this effort, we made reasonable determination of the locations of origin of the 3TG in our supply chain.
7. Report on Supply Chain Due Diligence Results
7.1 Results Summary

The results of the due diligence are as follows:
	248	Suppliers responses
	4,657	Non-packaging parts

	38	Unresponsive in-scope suppliers
	197	Parts not covered

Sourcing from the conflict region:
Tantalum:	26
Suppliers sourced the metal from the Covered Countries. All known smelters are certified conflict free or in process of obtaining certification. 3 suppliers have known sourcing from the region where chain of custody is not yet known.

Tin:	36
Suppliers sourced the metal from the Covered Countries. All known smelters are certified conflict free or in process of obtaining certification. 3 suppliers have known sourcing from the region where chain of custody is not yet known.

Gold:	7
Suppliers sourced the metal from the Covered Countries. All known smelters are certified conflict free or in process of obtaining certification. 2 suppliers have known sourcing from the region where chain of custody is not yet known.

Tungsten:	11
Suppliers sourced the metal from the Covered Countries. All known smelters are certified conflict free or in process of obtaining certification. 3 suppliers have known sourcing from the region where chain of custody is not yet known.

7.2 Smelters Identified
The smelters identified in our supply chain are as follows:

Metal	Standard Smelter Names	Smelter Facility Location: Country
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Exhibit 1.01

Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Chimet S.p.A.	ITALY
Gold	China Gold International Resources Corp. Ltd.	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	China Nonferrous Metal Mining (Group) Co., Ltd. (CNMC)	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dowa	JAPAN
Gold	E-CHEM Enterprise Corp	CHINA
Gold	E-CHEM Enterprise Corp	TAIWAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Ferro Corporation	UNITED STATES
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harmony Gold Mining Company Limited	SOUTH AFRICA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Ltd. Hong Kong	HONG KONG
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Precious Metals North America (HPMN)	UNITED STATES
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA

Exhibit 1.01

Gold	Jin Jinyin refining company limited	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Johnson Matthey HongKong Ltd.	HONG KONG
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kojima Chemicals Co., Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kuan Shuo Ind. Co., Ltd.	TAIWAN
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	LG-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	London Bullion Market Association	UNITED KINGDOM
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion	UNITED STATES
Gold	Materion Advanced Metals	CHINA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MK Electron co., Ltd.	KOREA, REPUBLIC OF
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Gold	Nittetsu Mining Co.,Ltd	JAPAN
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION

Exhibit 1.01

Gold	PAMP SA	SWITZERLAND
Gold	Pan Pacific Copper Co. LTD	JAPAN
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Tambang Timah	INDONESIA
Gold	Public security bureau of Shenzhen	CHINA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Realized the enterprise co.,ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Schone Edelmetaal	NETHERLANDS
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	So Accurate Refining Services	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suzhou Xingrui Nobel	CHINA
Gold	Suzhou Xinrui Noble metal material co.ltd	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Technic, Inc.	UNITED STATES
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tiancheng Chemical	CHINA
Gold	Tokuriki Honten Co., Ltd	JAPAN
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Ulba	KAZAKHSTAN
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES

Exhibit 1.01

Gold	Valcambi SA	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yantai zhaojin kasfort precious incorporated company	CHINA
Gold	Yantai country Safeina high-tech environmental Refining Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	YANTAI ZHAOJIN KANFORT PRECIOUS METALS INCORPORATED COMPANY. 煙台招金勵福貴金屬股份有限公司	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yueqing Hengda Plating Co., Ltd.	CHINA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN

Exhibit 1.01

Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Ulba	RUSSIAN FEDERATION
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tin	5N Plus	GERMANY
Tin	Allgemeine Gold- und Silberscheideanstalt	GERMANY
Tin	Alpha	UNITED STATES
Tin	Amalgamated Metal Corporation PLC	UNITED KINGDOM
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Aoki Loboratories Ltd.	CHINA
Tin	ASAHI SOLDER TECH (WUXI) CO., LTD.	CHINA
Tin	ATI Tungsten Materials	UNITED STATES
Tin	Aurubis AG	UNITED STATES
Tin	Ausmelt Limited	AUSTRALIA
Tin	Balver Zinn	GERMANY
Tin	Banka-Tin	INDONESIA
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Best Metais e Soldas SA	BRAZIL
Tin	Brinkmann Chemie AG	GERMANY
Tin	Butterworth Smelter	MALAYSIA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Chernan Technology	TAIWAN
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Chofu Works	JAPAN
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Cookson Group	CHINA
Tin	Cookson Group	TAIWAN
Tin	Cooper Santa	BRAZIL
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA

Exhibit 1.01

Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Dowa	JAPAN
Tin	Dr-ing. Max SchloetterGMBH & Co Ltd KG	GERMANY
Tin	Electroloy Metal Co. Ltd	CHINA
Tin	Electroloy Metal Co. Ltd	SINGAPORE
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Eximetal S.A.	ARGENTINA
Tin	Eximetal S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	First Copper Technology Co., Ltd.	TAIWAN
Tin	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Fuji Metal Mining Corp.	THAILAND
Tin	Furukawa Electric	JAPAN
Tin	Gejiu	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gold Bell Group	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Ltd. Hong Kong	CHINA
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	Heraeus Precious Metals GmbH & Co. KG	SINGAPORE
Tin	Hitachi Cable, Ltd.	JAPAN
Tin	HL Thorne	UNITED KINGDOM
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	Imperial Zinc	UNITED STATES
Tin	Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA
Tin	ISHIHARA CHEMICAL CO., LTD.	JAPAN
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin	Jiangxi Nanshan	CHINA
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Koki Products Co.,Ltd	JAPAN
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kuan Shuo Ind. Co., Ltd.	TAIWAN
Tin	Kupol	RUSSIAN FEDERATION
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA

Exhibit 1.01

Tin	Linwu Xianggui Smelter Co	CHINA
Tin	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tin	Magnu's Minerais Metais e Ligas LTDA	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materion	UNITED STATES
Tin	MCP Heck	GERMANY
Tin	MCP Metal Specialties, Inc.	UNITED KINGDOM
Tin	MCP Metal Specialties, Inc.	UNITED STATES
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	Medeko CAST	SLOVAKIA (SLOVAK REPUBLIC)
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metal Invest	ITALY
Tin	Metallic Resources Inc	UNITED STATES
Tin	Metallo Chimique	BELGIUM
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Ming Li Jia Smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	MITSUI HIGH-TEC(SHANGHAI) CO., LTD	CHINA
Tin	MK Electron co., Ltd.	KOREA, REPUBLIC OF
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Nihon Superior Co., Ltd.	JAPAN
Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tin	NIPPON FILLER METALS,LTD.	JAPAN
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Object Management Group, Inc.	UNITED STATES
Tin	OMSA	BOLIVIA
Tin	Poongsan	KOREA, REPUBLIC OF
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA

Exhibit 1.01

Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah (Persero), Tbk	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT.Tanloaug Timah	INDONESIA
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	REDSUN	TAIWAN
Tin	Rohm & Hass	GERMANY
Tin	Rui Da Hung	TAIWAN
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd.	KOREA, REPUBLIC OF
Tin	SENJU METAL INDUSTRY CO,LTD.	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Sertinco	ITALY
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	SHANGHAI YUANHAO SURFACE FINSHING CO., LTD	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shenmao Technology Inc.	MALAYSIA
Tin	Shenzhen Yuwang Technology Co., Ltd.	CHINA
Tin	SHUER DER INDUSTRY (JIANGSU) CO.,LTD	CHINA
Tin	Singapore Epson Industrial Pte. Ltd.	INDONESIA
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Soft Metais, Ltda.	BRAZIL
Tin	SOLDER COAT Co.,LTD	JAPAN
Tin	Sundwigger Messingwerk	GERMANY

Exhibit 1.01

Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	TAIWAN TOTAI CO., LTD.	TAIWAN
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Thaisarco	THAILAND
Tin	The Miller Company	UNITED STATES
Tin	Tinitaly	ITALY
Tin	TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	Traxys	FRANCE
Tin	Ulba	KAZAKHSTAN
Tin	Umicore Haboken	BELGIUM
Tin	Umicore Precious Metal (S) Pte Ltd.	SINGAPORE
Tin	UNI BROS METAL PTE LTD	SINGAPORE
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Victory White Metal Co.*	UNITED STATES
Tin	Westfalenzinn	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Wilhelm Westmetall	GERMANY
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic CO.,Ltd	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	Yutinic Resources	UNITED STATES
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tungsten	A.L.M.T. Corp.	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Air Liquide Far Eastern	KOREA, REPUBLIC OF
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Corporation	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd (Nanchang Cemented Carbide Limited Liability Company)*	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA

Exhibit 1.01

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	HC Starck GmbH	UNITED STATES
Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hitachi, Ltd.	JAPAN
Tungsten	Hi-Temp	UNITED STATES
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	JX日鉱日石金属株式会社 JX Nippon Mining & Metals Corporation	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	KYORITSU GOKIN CO.,LTD.	JAPAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Metallo Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	North American Tungsten	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Plansee	AUSTRIA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten	Sumitomo	CANADA

Exhibit 1.01

Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Sylhan	UNITED STATES
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Ulba	KAZAKHSTAN
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Voss Metals Company, Inc	UNITED STATES
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.,	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA